EXHIBIT 99.01


                     STATEMENT OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Wendy M. Uvino, certify that:

1. The Annual Report on Form 11-K for the fiscal year ended December 31, 2002 (the "Report") of the Lehman Brothers Savings Plan (the "Plan") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


In rendering this certification I note that the financial statements to which this certification relates are statements of a plan subject to the Employee Retirement Income Security Act of 1974, as amended, and that in accordance with the instructions to Form 11-K such financial statements include only a statement of net assets available for plan benefits and a statement of changes in net assets available for plan benefits.

Date: June 27, 2003


                                          /s/ Wendy M. Uvino
                                          --------------------------
                                          Wendy M. Uvino

                                          Senior Vice President, and
                                          Chairperson of the Lehman Brothers
                                          Holdings Inc. Employee Benefit
                                          Plans Committee, (equivalent of
                                          Chief Executive Officer)


This certification accompanies this Report on Form 11-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Lehman Brothers Holdings Inc. and will be retained by Lehman Brothers Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.